UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2026

DANAHER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Pennsylvania Avenue, N.W.,
Suite 800W
Washington, DC	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

On February 17, 2026, Danaher Corporation, a Delaware corporation (the “Company”) issued a press release announcing entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated February 16, 2026, by and among the Company, Masimo Corporation, a Delaware corporation (“Masimo”) and Mobius Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and conditions set forth therein: (i) the Company has agreed to acquire all of the outstanding shares of Masimo’s common stock for $180.00 per share, in cash, without interest and (ii) at the effective time, Merger Sub will merge with and into Masimo (the “Merger”), with Masimo continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Transaction”). The consummation of the Merger is subject to certain customary conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain non-U.S. antitrust and foreign direct investment approvals. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Important Information and Where to Find It

In connection with the proposed transaction (the “Transaction”), Masimo and Danaher intend to file relevant materials with the SEC, including Masimo’s proxy statement in preliminary and definitive form. Masimo will mail the definitive proxy statement and a proxy card to its stockholders in advance of the stockholders meeting in connection with the Transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Masimo with the SEC. INVESTORS AND STOCKHOLDERS OF MASIMO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF DANAHER AND MASIMO WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, INCLUDING MASIMO’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASIMO, DANAHER, AND THE TRANSACTION AND RELATED MATTERS. Investors and stockholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov. Danaher and Masimo make available free of charge at the Danaher website at https://investors.danaher.com/sec-filings and Masimo’s website at https://investor.masimo.com/overview/, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. Masimo, Danaher and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Masimo in favor of the Transaction. Information about Masimo’s directors and executive officers is set forth in Masimo’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Our Board of Directors”, “Our Executive Officers”, “Executive Compensation”, “Ownership of our Stock”, “Proposal 1: To Elect Three Class II and Two Class III Directors as Named in our Proxy Statement”, “Proposal 3: To Provide an Advisory Vote to Approve the Compensation of our Named Executive Officers”, and “Transactions with Related Persons, Promoters and Certain Control Persons”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000110465925027887/tm259245-2_def14a.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on June 12, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000091/masi-20250606.htm, and Masimo’s Current Report on Form 8-K filed with the SEC on August 19, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000127/masi-20250818.htm. Information about Danaher’s directors and executive officers is set forth in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025 under the heading entitled “Information About Our Executive Officers”, and which is available at:

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000043/dhr-20241231.htm, and Danaher’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Board of Directors and Committees of the Board,” “2024 Annual Executive Compensation,” “Beneficial Ownership of Danaher Common Stock by Directors, Officers and Principal Shareholders,” “Proposal 1 - Election of Directors,” “Proposal 3 - Advisory Vote on Named Executive Officer Compensation,” and “Certain Relationships and Related Transactions,” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000081/dhr-20250326.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 24, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000155/dhr-20250721.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on July 31, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000172/dhr-20250728.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on November 6, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000198/dhr-20251106.htm, and Danaher’s Current Report on Form 8-K filed with the SEC on February 5, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361626000058/dhr-20260205.htm. To the extent holdings of Masimo’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=937556&owner=exclude. Additional information concerning the interests of Masimo’s participants in the solicitation, which may, in some cases, be different than those of Masimo’s stockholders generally, will be set forth in Masimo’s proxy statement relating to the Transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

All statements other than statements of historical facts included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the Transaction. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Transaction; (ii) the risk that the Transaction may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Transaction, including receiving, on a timely basis or otherwise, the required approval of the Transaction by Masimo’s stockholders; (iv) the possibility that competing offers or acquisition proposals for Masimo will be made; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Masimo to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Masimo’s or Danaher’s ability to retain and hire key personnel, their ability to maintain relationships with their customers, suppliers and others with whom they do business, or their operating results and businesses generally; (viii) risks related to diverting management’s attention from Masimo’s or Danaher’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Transaction that may impact Masimo’s or Danaher’s ability to pursue certain business opportunities or strategic transactions; (xi) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masimo’s or Danaher’s common stock, including if the proposed transaction is not consummated; (xii) risks that the benefits of the Transaction are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) other factors discussed in the “Risk Factors” sections of Masimo’s and Danaher’s most recent periodic and current reports filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated February 17, 2026

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date: February 17, 2026	By	/s/ James F. O’Reilly
James F. O’Reilly
Senior Vice President, Deputy General Counsel and Secretary; Chief Sustainability Officer